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                                                                    Exhibit 99.1

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To BB&T Corporation:

   We have audited the accompanying consolidated balance sheets of BB&T Corporation (a North Carolina corporation), and subsidiaries as of December 31, 2000 and 1999, and the related consolidated statements of income, changes in shareholders' equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BB&T Corporation and subsidiaries as of December 31, 2000 and 1999, and the results of operations and cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States.

                                          Arthur Andersen LLP

Charlotte, North Carolina
October 1, 2001

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              MANAGEMENT'S RESPONSIBILITY FOR FINANCIAL REPORTING

   The management of BB&T is responsible for the preparation of the financial statements, related financial data and other information in this Current Report on Form 8-K. The financial statements are prepared in accordance with generally accepted accounting principles and include amounts based on management's estimates and judgment where appropriate. Financial information appearing throughout this Current Report on Form 8-K is consistent with the financial statements.

   BB&T's accounting system, which records, summarizes and reports financial transactions, is supported by an internal control structure which provides reasonable assurance that assets are safeguarded and that transactions are recorded in accordance with BB&T's policies and established accounting procedures. As an integral part of the internal control structure, BB&T maintains a professional staff of internal auditors who monitor compliance with and assess the effectiveness of the internal control structure.

   The Audit Committee of BB&T's Board of Directors, composed solely of outside directors, meets regularly with BB&T's management, internal auditors and independent public accountants to review matters relating to financial reporting, internal control structure and the nature, extent and results of the audit effort. The independent public accountants and the internal auditors have access to the Audit Committee with or without management present.

   The financial statements have been audited by Arthur Andersen LLP, independent public accountants, who render an independent opinion on management's financial statements. Their appointment was recommended by the Audit Committee, approved by the Board of Directors and ratified by the shareholders. Their examination provides an objective assessment of the degree to which BB&T's management meets its responsibility for financial reporting. Their opinion on the financial statements is based on auditing procedures, which include reviewing the internal control structure to determine the timing and scope of audit procedures and performing selected tests of transactions and records as they deem appropriate. These auditing procedures are designed to provide a reasonable level of assurance that the financial statements are fairly presented in all material respects.

            John A. Allison             Scott E. Reed          Sherry A. Kellett
             Chairman and          Chief Financial Officer        Controller
        Chief Executive Officer

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